SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 24, 2002
                             MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      0-24919                   73-1515699
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


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This Form 8-K  contains  forward-looking  statements.  Such  statements  involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include risks detailed from time to time in MDI Entertainment, Inc.'s filings with the Securities and Exchange Commission including, but not limited to, those described in the Form 10-KSB filed March 19, 2002 and Amendments, Nos. 1 and 2 to Form 10-KSB filed April 30, 2002 and May 9, 2002, respectively.

ITEM 4.  CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

           On June 5, 2002, we determined to dismiss Arthur Andersen LLP as our independent auditors. This determination was approved by our Board of Directors, based on the recommendation of our Audit Committee.


           During our fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through June 5, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.


           The audit reports of Arthur Andersen LLP on our consolidated financial statements as of and for our fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

           None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through March 31, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.  Not applicable.
         -------------------------------------------
(b)      Pro forma financial information.  Not applicable.
         -------------------------------
(c)      Exhibits.
         --------

         Exhibit No.       Description
         16.1              Letter from Arthur Andersen LLP, dated June 24, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MDI ENTERTAINMENT, INC.
                                               (Registrant)


     Dated:   June 24, 2002                     By:   /s/ Kenneth M. Przysiecki
              -------------                           -------------------------
                                                          Kenneth M. Przysiecki
         Vice President of Accounting and Administration, Secretary and Director
                                                   (Principal Financial Officer)